Investor Presentation
Third Quarter, 2013
NASDAQ: TBBK

Forward Looking
Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements”
that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue,” or similar words.
For further discussion of these risks and uncertainties, see The Bancorp, Inc.’s filings with the SEC, including the “risk factors” section of The Bancorp, Inc.’s Form 10-K. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc.
Planning for Growth with
Safety and Soundness
• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

ConsumerDistributionChannelPenetration
Percentof U.S. Households,1980-2012
100%
80%
60%
40%
20%
0%
1980
82
84
86
88
1990
92
94
96
98
2000
02
04
06
08
10
2012
Branch Banking
Online Banking
Debit Card
Mobile Banking
ATM
Direct Deposit
RDC

The Bancorp, Inc.
Planning for Growth
Sources: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent,
Bank of America, comScore, Nielsen Mobile, Wall Street Journal, AlixPartners

Revenue
4%
2010 Community Bank: 41%

**Prepaid Cards**

*Open Loop Prepaid Cards*

- Deposits
- Non-interest Income

**Healthcare**

*Health Savings Accounts and Flexible Spending Accounts*

- Deposits
- Non-interest Income

**Institutional Banking**

*Deposits and Loans for Clients of Wealth Firms*

- Interest Income
- Deposits

The Bancorp

Business Model: A Distinct Business Strategy (1)
Assets                  Deposits
Securities Portfolio
Primarily highly rated
government obligations
•Interest Income
Government Guaranteed
Lending (GGL)
Includes loans to
franchisees;
75% guaranteed by
U.S. government
•Interest Income
Commercial Mortgage
Backed Securities (CMBS)
Commercial Loan Sales
• Non- Interest Income
Automobile Fleet Leasing
•Interest Income
•Non-interest Income
Community Bank
Traditional Community
Banking Products
•Interest Income
•Deposits
•Non-interest Income
•Non-interest Income
Payment Acceptance
Credit, Debit Card, and
ACH Processing
•Deposits
•Non-interest Income
35%
4%
9%
5%
22%
2%
7%
2010 Prepaid
Cards: 31%
12%
(1) For the above presentation, revenue for asset-generating departments includes all revenue from the assets they fund with deposits they generate. It also includes half the revenue on assets they generate but do not fund. The other half of that revenue is allocated to deposit-producing departments. The revenue shown was generated in the third quarter of 2013 with the exception of segments marked 2010, which represent the third quarter
 of that year.

120,000
100,000
80,000
60,000
40,000
20,000
0
(dollars in thousands)
28% CAGR (2)
$68,430
$84,749
$112,145
$107,711
71%
29%
65%
35%
56%
44%
44%
56%
31% Increase
$27,147
$35,677
59%
41%
45%
55%
2010
2011
2012
YTD 2013
Q3 2012
Q3 2013
Net Interest Income Post Provision
Non-Interest Income

Revenue Composition
Post Provision Income (1)
(1)  Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities. For reconciliation detail, please see
 Appendix
(2) Compound annual growth rate is calculated for the years 2010 through 2012
$

Gross Dollar Volume
(dollars in thousands)
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
108% CAGR
(GDV) (3)
$23,969,263
2010
2011
2012
YTD 2013
Q3 2012
Q3 2013
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Number of Active Cards
Gross Dollar Volume
2013
2012
2011
2010
2009
Pre-2009
Number Active Cards

The Bancorp

Prepaid Gross Dollar Volume (GDV) (1) and
Cardholder Growth (2)
(1) Gross Dollar Volume (GDV) is the total  amount spent on all cards outstanding within a given period. The bar graph represents the gross dollar volume for the period segmented by the program contract date
(2) Number of active cards as of year-end 2010 through 2012 and quarter-end for the third quarter of 2013
(3) Compound annual growth rate is calculated for the years 2010 through 2012
$
$6,285,311
$13,311,202
$27,138,802
$5,811,942
$7,178,533

24% Increase
(GDV)

The Bancorp

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
59% CAGR (1)
$19,524
$29,841
$49,139
$60,331
$11,126
$19,560
2010
2011
2012
YTD 2013
Q3 2012
Q3 2013

Quarter over Quarter:
Q3 2012 to Q3 2013

| Category | Increase |
|---|---|
| Prepaid Cards | 36% |
| Automobile Fleet Leasing | 13% |
| Payment Acceptance | 39% |
| Deposit and HSA fees | 39% |
| Debit Card Income | 61% |
| CMBS | nm |
| Other | 15% |

Non-Interest Income-Generating
Strategies: Growth and Sustainability
(1) Compound annual growth rate is calculated for the years 2010 through 2012
(2) Not meaningful
(3) Excludes gains on investment securities
76% Increase
$
(2)

(3)

# Non-Interest Income/Non-Interest Expense (1)

80%
70%
60%
50%
40%
30%
20%
10%
0%
32% CAGR (2)
33% Increase
32%
41%
56%
75%
51%
68%
2010
2011
2012
YTD 2013
Q3 2012
Q3 2013

The Bancorp

Scalable Business Model:
(1) Excludes gains on investment securities and nonrecurring expenses; 2011 includes a one-time gain of $718,000 related to a legal settlement
(2)  Compound annual growth rate is calculated for the years 2010 through 2012

The Bancorp

12% CAGR (1)
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
(dollars in thousands)
$68,193
75%
25%
2010
$76,406
70%
30%
2011
$85,444
64%
36%
2012
$70,380
57%
43%
YTD 2013
12% Increase
$21,561
62%
38%
Q3 2012
$24,117
52%
48%
Q3 2013
Community Bank
Other(2)

Compressed Interest Rate Environment:
Net Interest Income Generators
(1)Compound annual growth rate is calculated for the years 2010 through 2012
(2)Other is comprised of net interest income produced by the following areas: Investment Securities, Automobile Fleet Leasing, Government Guaranteed
Lending and Institutional Banking.

$

35% CAGR (2)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(dollars in thousands)
Q1
Q2
Q3
Q4
2010
2011
2012
2013

The Bancorp

Operating Leverage:
Adjusted Operating Earnings (1)
(1) For reconciliation and other details, please see Appendix
(2) Compound annual growth rate is calculated for the third quarters of 2010 through 2013
$

The Bancorp

46%
4%
8%
6%
36%
Community Bank Lending
Government Guaranteed Lending
Institutional Banking
Automobile Fleet Leasing
Investment Securities

Primary Asset-Generating Strategies:
Business Line Overview
As with funding, The Bancorp employs a multi-channel growth strategy for loan origination, with the primary driver being its regional commercial banking operations.
• Community Bank
 – Offers traditional community banking products and services targeting the highly fragmented Philadelphia/Wilmington
 banking market
• Automobile Fleet Leasing
 – Well-collateralized automobile fleet leasing
 • Average transaction: 8-15 automobiles, $350,000
 • 41% of portfolio leased by local, state, and federal government agencies
• Institutional Banking
 – 15 affinity groups, managing & administering $1.8 trillion in assets
 • SEI Investments, Legg Mason, Genworth Financial Trust Company,
 Franklin Templeton
 – Generates securities backed and other loans
• Government Guaranteed Lending
 – Loans from $150,000 to $5.0 million including loans to franchisees such as UPS Stores, Massage Envy, FASTSIGNS and Save a Lot, many of which have a 75% guaranty by the U.S. Small Business Administration
 – Approved Franchise and Medical Guidance lines of over $400 million
• Securities
 – Primarily:
 • High credit quality tax exempt municipal obligations
 • U.S. Government agency securities primarily 2-4 year average lives and other highly rated mortgage-backed securities
 • Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists
Category	Q3 2013 Balance	Q3 2012 Balance	Q3 2013 Avg. Yield
	(in thousands)
Community Bank	$1,403,113	$1,406,661	3.90%
Government Guaranteed Lending	120,217	69,735	4.77%
Institutional Banking	290,327	233,868	2.73%
Automobile Fleet Leasing	177,798	146,728	6.65%
Investment Securities	1,180,613	657,601	2.15%

## Nonperforming Loans/Total Loans

TBBK
Aggregate US Banks
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2007
2008
2009
2010
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

## Reserves/Loans

TBBK
Aggregate US Banks
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007
2008
2009
2010
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

## Reserves/Nonaccrual Loans

TBBK
Aggregate US Banks
1000%
800%
600%
400%
200%
0%
2007
2008
2009
2010
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

## Texas Ratio (1)

TBBK
Aggregate US Banks
40%
30%
20%
10%
0%
2007
2008
2009
2010
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13

The Bancorp

Asset Quality Overview

(1) Texas Ratio = (Non-accrual Loans + Restructured Loans + Loans 90 + days past due + OREO)/(Loss Reserves + Tangible Equity).
 TBBK computed with consolidated capital. Sources: SNL Financial; FDIC Call Reports

9%
11%
36%
27%
9%
8%
Community Bank
Healthcare
Prepaid Cards (including DDA)
Institutional Banking
Payment Acceptance
1031 Exchange

0.3%
0.1%
14.1%
85.5%
Checking
MMDA & Savings
CDs < $100k
CDs > $100k

| Category | Q3 2013 Balance | Q3 3013 Avg. Cost |
|---|---|---|

Primary Deposit-Generating Strategies:
Business Line Overview
Total Deposits: $3.6 billion
Average Cost: 0.25%
(Aggregate US Banks Average Cost: 0.43%) (1)
(1) Aggregate US Banks data as of June 2013
	(in millions)
Community Bank	$ 346,954	0.24%
Healthcare	387,723	0.58%
Prepaid Cards	1,283,919	0.02%
Institutional Banking	960,707	0.42%
Payment Acceptance	313,799	0.68%
1031 Exchange	276,565	0.23%

## Private Label Deposits by Remaining Contractual Term (1)

18%
53%
29%
< 1 year
1 < > 3 years
3 < > 5 years

The Bancorp

Deposit-Generating Strategies:
Sticky and Long-Term
The Bancorp has long-term, often exclusive agreements in place with its private label banking partners.

(1) Percentages shown reflect data as of the end of the third quarter of 2013
(2) Contracts associated with 99% of deposits in this segment are structured with an automatic renewal
(2)

The Bancorp, Inc.
Planning for Growth with
Safety and Soundness
• Strategic Goal:
 – Create and grow a stable, profitable institution with the optimum reliance on capital, risk management and technology, and manage it with knowledgeable and experienced management and senior officers
• Tactical Approach:
 – Deposits - Utilize a branchless banking network to gather scalable deposits through strong contractual relationships at costs significantly below peers
 – Assets - Focus on asset classes including loans and securities appropriate to our expertise to achieve returns above risk-adjusted peer net interest margins
 – Non-Interest Income - Grow non-interest income disproportionately in relation to non-interest expense through our deposit and asset approaches
 – Operating Leverage - Leverage infrastructure investment to grow earnings by creating efficiencies of scale

Appendix
NASDAQ: TBBK

Capital Ratios and Selected Financial Data
	As of or for the three months ended	As of or for the three months ended
	September 30, 2013	September 30, 2012
	(dollars in thousands)	(dollars in thousands)
Selected Capital and Asset Quality Ratios:
Equity/assets	8.83%	9.28%
Tier 1 capital to average assets	8.91%	9.20%
Tier 1 capital to total risk-weighted assets	14.54%	14.51%
Total capital to total risk-weighted assets	15.79%	15.77%
Allowance for loan and lease losses to total loans	1.97%	1.78%
Tangible common equity	8.69%	9.07%

Balance Sheet Data:
Total assets	$ 4,000,282	$ 3,113,125
Total loans, net of unearned costs (fees)	1,991,455	1,856,992
Allowance for loan and lease losses	39,151	33,071
Total cash and cash equivalents	730,455	544,658
Total investments	1,180,613	657,601
Deposits	3,569,217	2,781,175
Shareholders’ equity	353,333	288,985

Selected Ratios:
Return on average assets	0.48%	0.46%
Return on average common equity	5.52%	4.97%
Net interest margin	2.53%	2.90%
Book value per share	$ 9.39	$ 8.73

# Current Loan Portfolio and Asset Quality Overview at 9/30/2013

The Bancorp

| Category *(dollars in thousands)* | Balance | % of Total Loans | Nonaccrual Loans | Nonaccrual/ Total Loans | OREO | 30-89 Days Delinquent | 90+ Days Delinquent | Q3 2013 Quarterly Charge-offs *(net)* |
|---|---|---|---|---|---|---|---|---|
| Commercial | $470,072 | 23% | $29,755 | 1.50% | $5,570 | $739 | $ - | $ (5,308) |
| Commercial mortgage | 654,456 | 33% | 7,580 | 0.38% | 9,436 | - | - | (2,844) |
| Construction | 255,272 | 13% | 8,142 | 0.41% | 5,105 | - | - | (773) |
| Direct financing leases (auto leases) | 177,797 | 9% | - | 0.00% | - | 4,147 | 204 | - |
| Residential mortgage | 94,564 | 5% | 2,016 | 0.10% | - | - | | - |
| Securities backed loans and other | 332,427 | 17% | 1,257 | 0.06% | - | 479 | - | (198) |
| **Total** | **$1,984,588** | **100%** | **$48,750** | **2.45%** | **$20,111** | **$5,365** | **$204** | **$(9,123)** |

18

Post Provision Income Reconciliation
Category (dollars in millions)	2010	2011 (1)	2012	YTD 2013	Q3 2012	Q3 2013
Interest Income	$82.7	$88.4	$96.8	$78.4	$24.4	$26.8
Interest Expense	(14.5)	(12.0)	(11.4)	(8.0)	(2.8)	(2.7)
Net Interest Income	68.2	76.4	85.4	70.4	21.6	24.1
Provision for Loan and Lease Losses	(19.3)	(21.5)	(22.4)	(23.0)	(5.5)	(8.0)
Net Interest Income Post Provision	48.9	54.9	63	47.4	16.1	16.1
Non-Interest Income (2)	19.5	29.8	49.1	60.3	11.1	19.5
Post Provision Income	$68.4	$84.7	$112.1	$107.7	$27.2	$35.6
(1) 2011 includes a one-time gain of $718,000 related to a legal settlement
(2) Non-interest income excluding gains on sales on investment securities and other than temporary impairment on securities

# Adjusted Operating Earnings Reconciliation (1)

The Bancorp

| Category (dollars in thousands) | Q3 2013 | Q2 2013 | Q1 2013 | Q4 2012 | Q3 2012 | Q2 2012 | Q1 2012 | Q4 2011 | Q3 2011 | Q2 2011 | Q1 2011 | Q4 2010 | Q3 2010 | Q2 2010 | Q1 2010 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income (loss) available to common shareholders | $4,788 | $5,592 | $7,406 | $5,237 | $3,561 | $3,854 | $3,972 | $3,288 | $2,282 | $660 | $2,688 | $2,041 | $588 | $407 | ($4,056) |
| Preferred stock dividend and accretion | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 6,242 |
| Income tax expense | 2,034 | 3,262 | 4,431 | 1,622 | 1,795 | 2,150 | 2,227 | 1,382 | 1,209 | 289 | 1,431 | 946 | 156 | 197 | 1,233 |
| Gain on sales of investment securities | (42) | (476) | (267) | (554) | (107) | - | - | (136) | (20) | (603) | - | 14 | (2) | (469) | (750) |
| Other than temporary impairment in securities | - | - | 20 | 76 | - | 126 | - | - | - | - | 75 | - | 135 | - | - |
| Loss on other real estate owned | 403 | 815 | 251 | 103 | 533 | 421 | 1,451 | - | 64 | 439 | 52 | - | 22 | - | - |
| Provision for loan and lease losses | 8,000 | 9,500 | 5,500 | 7,391 | 5,540 | 4,287 | 5,220 | 4,844 | 5,019 | 6,963 | 4,672 | 4,212 | 5,219 | 5,806 | 4,148 |
| **Core operating earnings** | $15,183 | $18,693 | $17,341 | $13,875 | $11,322 | $10,838 | $12,870 | $9,378 | $8,554 | $7,748 | $8,918 | $7,213 | $6,118 | $5,941 | $6,817 |

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses. Adjusted operating earnings exclude the impact of the provision for loan losses, income taxes, securities gains and losses and certain non-recurring items. Other companies may calculate adjusted operating earnings differently. Although this non-GAAP financial measure is intended to enhance investors' understanding of Bancorp's business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

20

www.thebancorp.com
NASDAQ: TBBK